Exhibit 99.1
NEWS RELEASE

March 27, 2025	Contact: Peter D. Thompson, EVP and CFO
FOR IMMEDIATE RELEASE	(301) 429-4638
Silver Spring, MD
URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS
Silver Spring, MD: - Urban One, Inc. (NASDAQ: UONEK and UONE) today reported its results for the three months ended December 31, 2024. For the three months ended December 31, 2024, net revenue was approximately $117.1 million, a decrease of 2.7% from the same period in 2023. The Company reported an operating loss of approximately $1.9 million for the three months ended December 31, 2024, compared to operating income of approximately $6.8 million for the three months ended December 31, 2023. Broadcast and digital operating income1 was approximately $38.6 million, an increase of 1.7% from the same period in 2023. Net loss was approximately $35.7 million or $(0.78) per share (basic) for the three months ended December 31, 2024 compared to net loss of $11.0 million or $(0.23) per share (basic) for the same period in 2023. Adjusted EBITDA2 was approximately $26.9 million for the three months ended December 31, 2024, compared to approximately $27.1 million for the same period in 2023.

Alfred C. Liggins, III, Urban One’s CEO and President stated, "Our Adjusted EBITDA of $103.5 million came in at the mid-point of guidance, helped by strong political advertising revenues in the radio division. The radio outperformance was offset by declines in both advertising and affiliate revenues at the cable TV segment, as audience delivery continued to underperform expectations. We are however seeing some stabilization in the first quarter cable TV delivery, which should help to mitigate the continuing decline of linear TV subscribers. First quarter core radio revenue demand weakened, with pacings down 13.6%, although the second quarter is showing signs of improvement, with core pacings currently down 1.7%. Our digital segment posted solid fourth quarter results, despite the challenging environment, with Adjusted EBITDA up 50.7% for the quarter. Cost containment and continued de-levering remains the focus for 2025, and the company remains in a strong position in terms of liquidity, with $137.1 million of cash and cash equivalents at year-end."

PAGE 2-- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
STATEMENT OF OPERATIONS	(in thousands, except share data)		(in thousands, except share data)
NET REVENUE	$117,127	$120,344	$449,674	$477,690
OPERATING EXPENSES
Programming and technical, excluding stock-based compensation	35,409	36,580	135,235	136,884
Selling, general and administrative, excluding stock-based compensation	43,117	45,807	174,258	172,440
Corporate selling, general and administrative, excluding stock-based compensation	12,546	23,251	50,579	53,583
Stock-based compensation	2,101	2,160	5,716	9,975
Depreciation and amortization	1,635	810	7,716	7,101
Impairment of goodwill and intangible assets	24,174	4,972	151,755	129,278
Total operating expenses	118,982	113,580	525,259	509,261
Operating (loss) income	(1,855)	6,764	(75,585)	(31,571)
INTEREST AND INVESTMENT INCOME	1,117	2,479	5,980	6,967
INTEREST EXPENSE	11,520	14,173	48,571	56,196
GAIN ON RETIREMENT OF DEBT	4,500	—	23,271	2,356
OTHER (LOSS) INCOME, NET	(78)	(451)	896	96,084
(Loss) income before provision for income taxes and non-controlling interest in income of subsidiaries	(7,836)	(5,381)	(94,009)	17,640
PROVISION FOR INCOME TAXES	27,583	2,686	9,759	7,944
NET (LOSS) INCOME FROM CONSOLIDATED OPERATIONS	(35,419)	(8,067)	(103,768)	9,696
LOSS FROM UNCONSOLIDATED JOINT VENTURE	—	(2,403)	(411)	(5,131)
NET (LOSS) INCOME	(35,419)	(10,470)	(104,179)	4,565
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	239	515	1,215	2,515
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(35,658)	$(10,985)	$(105,394)	$2,050

Weighted-average shares outstanding - basic[3]	45,659,589	47,804,932	47,402,869	47,645,678
Weighted-average shares outstanding - diluted[4]	45,659,589	47,804,932	47,402,869	50,243,810

PAGE 3 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS

	Three Months Ended December 31, 2024
	(in thousands)
	Consolidated	Radio Broadcasting	Reach Media	Cable Television	Digital	Corporate/ Eliminations/ Other
NET REVENUE	$117,127	$47,736	$9,613	$39,787	$20,497	$(506)
OPERATING EXPENSES:
Programming and technical	35,409	11,814	3,652	15,920	4,179	(156)
Sales and marketing	31,296	12,168	2,099	6,828	10,599	(398)
General and administrative	24,367	8,636	1,119	5,006	668	8,938
Other segment income (expenses)	815	(281)	146	478	252	220
Adjusted EBITDA[2]	$26,870	$14,837	$2,889	$12,511	$5,303	$(8,670)

	Three Months Ended December 31, 2023
	(in thousands)
	Consolidated	Radio Broadcasting	Reach Media	Cable Television	Digital	Corporate/ Eliminations/ Other
NET REVENUE	$120,344	$41,686	$10,763	$47,312	$21,159	$(576)
OPERATING EXPENSES:
Programming and technical	36,580	11,135	4,238	16,373	5,158	(324)
Sales and marketing	30,660	12,529	1,769	5,689	11,084	(411)
General and administrative	38,398	10,813	1,442	4,598	2,177	19,368
Other segment income	12,411	1,260	103	1,190	778	9,080
Adjusted EBITDA[2]	$27,117	$8,469	$3,417	$21,842	$3,518	$(10,129)

	Year Ended December 31, 2024
	(in thousands)
	Consolidated	Radio Broadcasting	Reach Media	Cable Television	Digital	Corporate/ Eliminations/ Other
NET REVENUE	$449,674	$165,803	$47,260	$168,199	$70,748	$(2,336)
OPERATING EXPENSES:
Programming and technical	135,235	46,357	14,475	60,610	14,683	(890)
Sales and marketing	130,858	49,521	16,003	31,412	35,695	(1,773)
General and administrative	93,979	30,693	4,148	17,061	2,310	39,767
Other segment income (expenses)	13,861	906	(596)	567	(468)	13,452
Adjusted EBITDA[2]	$103,463	$40,138	$12,038	$59,683	$17,592	$(25,988)

	Year Ended December 31, 2023
	(in thousands)
	Consolidated	Radio Broadcasting	Reach Media	Cable Television	Digital	Corporate/ Eliminations/ Other
NET REVENUE	$477,690	$156,214	$52,888	$196,207	$75,495	$(3,114)
OPERATING EXPENSES:
Programming and technical	136,884	43,705	16,207	62,935	15,490	(1,453)
Sales and marketing	130,240	47,931	17,660	30,539	36,317	(2,207)
General and administrative	95,783	29,967	4,283	15,158	3,708	42,667
Other segment income	16,208	1,459	156	1,189	813	12,591
Adjusted EBITDA[2]	$130,991	$36,070	$14,894	$88,764	$20,793	$(29,530)

PAGE 4 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
PER SHARE DATA - basic and diluted:	(in thousands, except per share data)		(in thousands, except per share data)
Net (loss) income attributable to common stockholders (basic)	(0.78)	(0.23)	(2.22)	0.04
Net (loss) income attributable to common stockholders (diluted)	(0.78)	(0.23)	(2.22)	0.04

SELECTED OTHER DATA
Broadcast and digital operating income[1]	$38,601	$37,957	$140,181	$168,366

Broadcast and digital operating income reconciliation:
Net (loss) income attributable to common stockholders	$(35,658)	$(10,985)	$(105,394)	$2,050
Add back/(deduct) certain non-broadcast and digital operating income items included in net (loss) income:
Interest and investment income	(1,117)	(2,479)	(5,980)	(6,967)
Interest expense	11,520	14,173	48,571	56,196
Provision for income taxes	27,583	2,686	9,759	7,944
Corporate selling, general and administrative expenses	12,546	23,251	50,579	53,583
Stock-based compensation	2,101	2,160	5,716	9,975
Gain on retirement of debt	(4,500)	—	(23,271)	(2,356)
Other loss (income), net	78	451	(896)	(96,084)
Loss from unconsolidated joint venture	—	2,403	411	5,131
Depreciation and amortization	1,635	810	7,716	7,101
Net income attributable to non-controlling interests	239	515	1,215	2,515
Impairment of goodwill and intangible assets	24,174	4,972	151,755	129,278
Broadcast and digital operating income	$38,601	$37,957	$140,181	$168,366

Adjusted EBITDA[2]	$26,870	$27,117	$103,463	$130,991

Adjusted EBITDA[2] reconciliation:
Net (loss) income attributable to common stockholders	$(35,658)	$(10,985)	$(105,394)	$2,050
Interest and investment income	(1,117)	(2,479)	(5,980)	(6,967)
Interest expense	11,520	14,173	48,571	56,196
Provision for income taxes	27,583	2,686	9,759	7,944
Depreciation and amortization	1,635	810	7,716	7,101
EBITDA	$3,963	$4,205	$(45,328)	$66,324
Stock-based compensation	2,101	2,160	5,716	9,975
Gain on retirement of debt	(4,500)	—	(23,271)	(2,356)
Other loss (income), net	78	451	(896)	(96,084)
Loss from unconsolidated joint venture	—	2,403	411	5,131
Net income attributable to non-controlling interests	239	515	1,215	2,515
Corporate development costs, net	(1,574)	8,556	8,658	12,872
Employment Agreement Award and other compensation	—	2,832	—	169
Severance-related costs	1,881	352	2,712	669
Impairment of goodwill and intangible assets	24,174	4,972	151,755	129,278
Investment income from MGM National Harbor	—	—	—	(115)
Loss from ceased non-core businesses initiatives	508	671	2,491	2,613
Adjusted EBITDA[2]	$26,870	$27,117	$103,463	$130,991

PAGE 5 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS

	December 31, 2024	December 31, 2023
SELECTED BALANCE SHEET DATA:	(in thousands)
Cash and cash equivalents and restricted cash	$137,574	$233,570
Intangible assets, net	490,024	645,979
Total assets	944,790	1,211,173
Total debt (including current portion, net of issuance costs)	579,069	716,246
Total liabilities	765,857	920,588
Total stockholders' equity	170,945	274,065
Redeemable non-controlling interests	7,988	16,520

	December 31, 2024	Applicable Interest Rate
SELECTED LEVERAGE DATA:	(in thousands)
7.375% senior secured notes due February 2028, net of issuance costs of approximately $5.5 million (fixed rate)	$579,069	7.375%

Cautionary Note Regarding Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements represent management's current expectations and are based upon information available to Urban One at the time of this release. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, some of which are beyond Urban One's control, which may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially are described in Urban One’s reports on Forms 10-K, 10-Q, 8-K and other filings with the Securities and Exchange Commission (the “SEC”). Urban One does not undertake any duty to update any forward-looking statements.

PAGE 6 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS
For the three months ended December 31, 2024, we recognized approximately $117.1 million in net revenue compared to approximately $120.3 million during the three months ended December 31, 2023. These amounts are net of agency commissions. We recognized approximately $47.7 million of revenue from our Radio Broadcasting segment during the three months ended December 31, 2024, compared to approximately $41.7 million for the three months ended December 31, 2023, an increase of approximately $6.0 million, primarily driven by increased political revenue, offset by a decrease in local and national sales driven by lower demand. We recognized approximately $9.6 million of revenue from our Reach Media segment during the three months ended December 31, 2024, compared to approximately $10.8 million for the three months ended December 31, 2023, a decrease of approximately $1.2 million. The decrease was primarily driven by lower demand and attrition of advertisers. We recognized approximately $20.5 million of revenue from our Digital segment during the three months ended December 31, 2024, compared to approximately $21.2 million during the three months ended December 31, 2023, a decrease of approximately $0.7 million. The decrease was primarily driven by a decrease in national direct sales and lower demand from the Company’s advertisers. We recognized approximately $39.8 million of revenue from our Cable Television segment during the three months ended December 31, 2024, compared to approximately $47.3 million during the three months ended December 31, 2023, a decrease of approximately $7.5 million. The decrease was primarily driven by a decrease in audience viewership affecting advertising sales and the continued churn in subscribers.
The following charts indicate the sources of our net revenues for the three months and year ended December 31, 2024:

	Three Months Ended December 31,
	2024	2023	$ Change	% Change

Net Revenue:	(in thousands)
Radio advertising	$43,978	$47,814	$(3,836)	(8.0)%
Political advertising	13,479	1,948	11,531	591.9%
Digital advertising	18,082	20,838	(2,756)	(13.2)%
Cable television advertising	21,226	27,021	(5,795)	(21.4)%
Cable television affiliate fees	18,161	20,158	(1,997)	(9.9)%
Event revenues & other	2,201	2,565	(364)	(14.2)%
Net revenue	$117,127	$120,344	$(3,217)	(2.7)%

	Year Ended December 31,
	2024	2023	$ Change	% Change

Net Revenue:	(in thousands)
Radio advertising	$175,731	$182,362	$(6,631)	(3.6)%
Political advertising	20,439	3,881	16,558	426.6%
Digital advertising	66,992	74,866	(7,874)	(10.5)%
Cable television advertising	90,604	108,307	(17,703)	(16.3)%
Cable television affiliate fees	77,071	87,747	(10,676)	(12.2)%
Event revenues & other	18,837	20,527	(1,690)	(8.2)%
Net revenue (as reported)	$449,674	$477,690	$(28,016)	(5.9)%

PAGE 7 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS
Operating expenses, excluding depreciation and amortization, stock-based compensation, and impairment of goodwill and intangible assets, were approximately $91.1 million for the three months ended December 31, 2024, compared to approximately $105.6 million for the comparable period in 2023. The overall decrease in operating expenses was primarily due to lower expenses across most segments, and higher third-party professional fees.
Depreciation and amortization expense was approximately $1.6 million for the three months ended December 31, 2024, compared to approximately $0.8 million for the three months ended December 31, 2023, an increase of approximately $0.8 million due to a higher overall balance of depreciable assets for the three months ended December 31, 2024.
Impairment of goodwill and intangible assets was approximately $24.2 million during the three months ended December 31, 2024, compared to approximately $5.0 million for the three months ended December 31, 2023. The impairment loss of $24.2 million in the three months ended December 31, 2024 was driven by approximately $4.0 million associated with the TV One Trade Name and approximately $20.2 million associated with TV One reporting. The primary factors leading to the impairments were a continued decline of projected gross market revenues for TV One and a decline in operating profit margin.
Interest and Investment income was approximately $1.1 million for the three months ended December 31, 2024, compared to approximately $2.5 million for the three months ended December 31, 2023. The decrease was driven by lower cash and cash equivalents balances during the three months ended December 31, 2024, than in the corresponding period in 2023.
Interest expense was approximately $11.5 million for the three months ended December 31, 2024, compared to approximately $14.2 million for the three months ended December 31, 2023, a decrease of approximately $2.7 million. During the three months ended December 31, 2024, the Company repurchased $15.4 million of its 2028 Notes at an average price of 69.8% of par, reducing the outstanding balance to $584.6 million compared to $725.0 million as of December 31, 2023. In January 2025, the Company repurchased an additional $17.0 million of its 2028 Notes at an average price of 62.5% of par, reducing the current balance to $567.6 million. The company made cash interest payments of $0.3 million during the three months ended December 31, 2024.

For the three months ended December 31, 2024, we recorded a provision for income taxes of approximately $27.6 million on the pre-tax loss of approximately $7.8 million resulting with an annual effective tax rate of 352.0%. The difference between the effective rate and the Company’s statutory rate relates primarily to the effect of state taxes, changes in our valuation allowance, uncertain tax positions, and permanent differences associated with non-deductible officer compensation. For the three months ended December 31, 2023, we recorded a provision for income taxes of approximately $2.7 million on pre-tax loss of approximately $5.4 million resulting with an annual effective tax rate of 49.9%. The difference between the effective rate and the Company’s statutory rate relates primarily to the effect of state taxes, uncertain tax positions, Internal Revenue Code (“IRC”) Section 382 adjustments, and permanent differences associated with non-deductible officer compensation. In general, permanent book to tax differences have a greater impact on pre-tax income when the income is lower in the given period. The Company paid income taxes of $0.1 million for the three months ended December 31, 2024.
Other pertinent financial information includes capital expenditures of approximately $1.3 million and $1.9 million for the three months ended December 31, 2024 and 2023, respectively.
During the three months ended December 31, 2024, the Company repurchased 1,386,544 shares of Class A Common Stock in the amount of approximately $2.1 million at an average price of $1.50 per share, of which 908,894 shares of Class A were held in treasury stock as of December 31, 2024. During the three months ended December 31, 2024, the Company repurchased 703,292 shares of Class D Common Stock in the amount of approximately $0.7 million at an average price of $1.02 per share. During the three months ended December 31, 2023, the Company did not repurchase any shares of Class A or Class D Common Stock.
Supplemental Financial Information:
For comparative purposes, the following more detailed statements of operations for the three months and year ended December 31, 2024 are included.

PAGE 8 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS

	Three Months Ended December 31, 2024
	(in thousands)
	Consolidated	Radio Broadcasting	Reach Media	Digital	Cable Television	All Other - Corporate/ Eliminations
NET REVENUE	$117,127	$47,736	$9,613	$20,497	$39,787	$(506)
OPERATING EXPENSES:
Programming and technical	35,409	11,814	3,652	4,179	15,920	(156)
Selling, general and administrative	43,117	20,804	2,382	11,267	9,073	(409)
Corporate selling, general and administrative	12,546	—	836	—	2,761	8,949
Stock-based compensation	2,101	285	39	36	307	1,434
Depreciation and amortization	1,635	1,163	(18)	374	63	53
Impairment of goodwill and intangible assets	24,174	—	—	—	24,174	—
Total operating expenses	118,982	34,066	6,891	15,856	52,298	9,871
Operating (loss) income	(1,855)	13,670	2,722	4,641	(12,511)	(10,377)
INTEREST AND INVESTMENT INCOME	1,117	—	—	—	—	1,117
INTEREST EXPENSE	11,520	60	—	—	(1)	11,461
GAIN ON RETIREMENT OF DEBT	4,500	—	—	—	—	4,500
OTHER LOSS, NET	(78)	(18)	—	(10)	—	(50)
(Loss) income before provision for (benefit from) income taxes and non-controlling interest in income of subsidiaries	(7,836)	13,592	2,722	4,631	(12,510)	(16,271)
PROVISION FOR (BENEFIT FROM) INCOME TAXES	27,583	4,055	1,213	8,976	(383)	13,722
NET (LOSS) INCOME	(35,419)	9,537	1,509	(4,345)	(12,127)	(29,993)
NET INCOME (LOSS) ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	239	—	1,215	—	—	(976)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(35,658)	$9,537	$294	$(4,345)	$(12,127)	$(29,017)
Adjusted EBITDA[2]	$26,870	$14,837	$2,889	$5,303	$12,511	$(8,670)

PAGE 9 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS

	Three Months Ended December 31, 2023
	(in thousands)
	Consolidated	Radio Broadcasting	Reach Media	Digital	Cable Television	All Other - Corporate/ Eliminations
NET REVENUE	$120,344	$41,686	$10,763	$21,159	$47,312	$(576)
OPERATING EXPENSES:
Programming and technical	36,580	11,135	4,238	5,158	16,373	(324)
Selling, general and administrative	45,807	23,342	2,026	13,261	7,381	(203)
Corporate selling, general and administrative	23,251	—	1,185	—	2,906	19,160
Stock-based compensation	2,160	616	(180)	42	1	1,681
Depreciation and amortization	810	977	42	275	42	(526)
Impairment of goodwill and intangible assets	4,972	4,972	—	—	—	—
Total operating expenses	113,580	41,042	7,311	18,736	26,703	19,788
Operating income (loss)	6,764	644	3,452	2,423	20,609	(20,364)
INTEREST AND INVESTMENT INCOME	2,479	—	—	—	—	2,479
INTEREST EXPENSE	14,173	56	—	—	—	14,117
OTHER (LOSS) INCOME, NET	(451)	14	—	—	—	(465)
(Loss) income before provision for (benefit from) income taxes and non-controlling interest in income of subsidiaries	(5,381)	602	3,452	2,423	20,609	(32,467)
PROVISION FOR (BENEFIT FROM) INCOME TAXES	2,686	2,598	1,207	654	7,560	(9,333)
NET (LOSS) INCOME FROM CONSOLIDATED OPERATIONS	(8,067)	(1,996)	2,245	1,769	13,049	(23,134)
LOSS FROM UNCONSOLIDATED JOINT VENTURE, NET OF TAX	(2,403)	—	—	—	—	(2,403)
NET (LOSS) INCOME	(10,470)	(1,996)	2,245	1,769	13,049	(25,537)
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	515	—	—	—	—	515
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(10,985)	$(1,996)	$2,245	$1,769	$13,049	$(26,052)
Adjusted EBITDA[2]	$27,117	$8,469	$3,417	$3,518	$21,842	$(10,129)

PAGE 10 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS

	Year Ended December 31, 2024
	(in thousands)
	Consolidated	Radio Broadcasting	Reach Media	Digital	Cable Television	All Other - Corporate/ Eliminations
NET REVENUE	$449,674	$165,803	$47,260	$70,748	$168,199	$(2,336)
OPERATING EXPENSES:
Programming and technical	135,235	46,357	14,475	14,683	60,610	(890)
Selling, general and administrative	174,258	80,214	17,237	37,995	40,584	(1,772)
Corporate selling, general and administrative	50,579	—	2,914	10	7,889	39,766
Stock-based compensation	5,716	647	117	174	1,118	3,660
Depreciation and amortization	7,716	4,634	103	1,589	411	979
Impairment of goodwill and intangible assets	151,755	118,492	—	—	33,263	—
Total operating expenses	525,259	250,344	34,846	54,451	143,875	41,743
Operating (loss) income	(75,585)	(84,541)	12,414	16,297	24,324	(44,079)
INTEREST AND INVESTMENT INCOME	5,980	—	—	—	—	5,980
INTEREST EXPENSE	48,571	235	—	—	(1)	48,337
GAIN ON RETIREMENT OF DEBT	23,271	—	—	—	—	23,271
OTHER INCOME (LOSS), NET	896	(30)	—	(10)	—	936
(Loss) income before provision for (benefit from) income taxes and non-controlling interest in income of subsidiaries	(94,009)	(84,806)	12,414	16,287	24,325	(62,229)
PROVISION FOR (BENEFIT FROM) INCOME TAXES	9,759	(18,368)	3,327	8,133	7,699	8,968
NET (LOSS) INCOME FROM CONSOLIDATED OPERATIONS	(103,768)	(66,438)	9,087	8,154	16,626	(71,197)
LOSS FROM UNCONSOLIDATED JOINT VENTURE, net of tax	(411)	—	—	—	—	(411)
NET (LOSS) INCOME	(104,179)	(66,438)	9,087	8,154	16,626	(71,608)
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	1,215	—	1,215	—	—	—
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(105,394)	$(66,438)	$7,872	$8,154	$16,626	$(71,608)
Adjusted EBITDA[2]	$103,463	$40,138	$12,038	$17,592	$59,683	$(25,988)

PAGE 11 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS

	Year Ended December 31, 2023
	(in thousands)
	Consolidated	Radio Broadcasting	Reach Media	Digital	Cable Television	All Other - Corporate/ Eliminations
NET REVENUE	$477,690	$156,214	$52,888	$75,495	$196,207	$(3,114)
OPERATING EXPENSES:
Programming and technical	136,884	43,705	16,207	15,490	62,935	(1,453)
Selling, general and administrative	172,440	77,898	18,747	40,022	37,769	(1,996)
Corporate selling, general and administrative	53,583	—	3,196	3	7,928	42,456
Stock-based compensation	9,975	1,063	445	176	575	7,716
Depreciation and amortization	7,101	3,707	162	1,352	1,369	511
Impairment of goodwill and intangible assets	129,278	129,278	—	—	—	—
Total operating expenses	509,261	255,651	38,757	57,043	110,576	47,234
Operating (loss) income	(31,571)	(99,437)	14,131	18,452	85,631	(50,348)
INTEREST AND INVESTMENT INCOME	6,967	—	—	—	—	6,967
INTEREST EXPENSE	56,196	222	—	—	2,559	53,415
GAIN ON RETIREMENT OF DEBT	2,356	—	—	—	—	2,356
OTHER INCOME, NET	96,084	7	—	—	—	96,077
Income (loss) before provision for (benefit from) income taxes and non-controlling interest in income of subsidiaries	17,640	(99,652)	14,131	18,452	83,072	1,637
PROVISION FOR (BENEFIT FROM) INCOME TAXES	7,944	(21,937)	3,549	654	21,265	4,413
NET INCOME (LOSS) FROM CONSOLIDATED OPERATIONS	9,696	(77,715)	10,582	17,798	61,807	(2,776)
LOSS FROM UNCONSOLIDATED JOINT VENTURE, net of tax	(5,131)	—	—	—	—	(5,131)
NET INCOME (LOSS)	4,565	(77,715)	10,582	17,798	61,807	(7,907)
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	2,515	—	—	—	—	2,515
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$2,050	$(77,715)	$10,582	$17,798	$61,807	$(10,422)
Adjusted EBITDA[2]	$130,991	$36,070	$14,894	$20,793	$88,764	$(29,530)

PAGE 12 -- URBAN ONE, INC. REPORTS FOURTH QUARTER 2024 RESULTS
Urban One, Inc. will hold a conference call to discuss its results for the fourth fiscal quarter of 2024. The conference call is scheduled for Thursday, March 27, 2025 at 10:00 a.m. EDT. To participate on this call, U.S. callers may dial toll-free (+1) 888-596-4144; international callers may dial direct (+1) 646-968-2525. The Access Code is 3407726.
A replay of the conference call will be available from 2:00 p.m. EDT March 27, 2025 until 11:59 p.m. EDT April 3, 2025. Callers may access the replay by calling (+1) 800-770-2030; international callers may dial direct (+1) 609-800-9909. The replay Access Code is 3407726.
Access to live audio and a replay of the conference call will also be available on Urban One's corporate website at www.urban1.com. The replay will be made available on the website for seven days after the call.
Urban One Inc. (urban1.com), together with its subsidiaries, is the largest diversified media company that primarily targets Black Americans and urban consumers in the United States. The Company owns TV One, LLC (tvone.tv), a television network serving more than 37 million households, offering a broad range of original programming, classic series and movies designed to entertain, inform, and inspire a diverse audience of adult Black viewers. As of March 27, 2025, we owned and/or operated 72 independently formatted, revenues producing broadcast stations (including 57 FM or AM stations, 13 HD stations, and the 2 low power television stations) branded under the trade name “Radio One” in 13 urban markets in the United States. Through its controlling interest in Reach Media, Inc. (blackamericaweb.com), the Company also operates syndicated programming including the Rickey Smiley Morning Show, and the DL Hughley Show. In addition to its radio and television broadcast assets, Urban One owns iOne Digital (ionedigital.com), our wholly owned digital platform serving the African American community through social content, news, information, and entertainment websites, including its Cassius, Bossip, HipHopWired and MadameNoire digital platforms and brands. Through our national multi-media operations, we provide advertisers with a unique and powerful delivery mechanism to the African American and urban audiences.
Notes:
1“Broadcast and digital operating income”: The radio broadcasting industry commonly refers to “station operating income” which consists of net (loss) income before depreciation and amortization, income taxes, interest expense, interest and investment income, non-controlling interests in income of subsidiaries, other income, net, loss from unconsolidated joint venture, corporate selling, general and administrative expenses, stock-based compensation, impairment of goodwill and intangible assets, and (gain) loss on retirement of debt. However, given the diverse nature of our business, station operating income is not truly reflective of our multi-media operation and, therefore, we use the term “broadcast and digital operating income.” Broadcast and digital operating income is not a measure of financial performance under GAAP. Nevertheless, broadcast and digital operating income is a significant measure used by our management to evaluate the operating performance of our core operating segments. Broadcast and digital operating income provides helpful information about our results of operations, apart from expenses associated with our fixed assets and goodwill and intangible assets, income taxes, investments, impairment charges, debt financings and retirements, corporate overhead, and stock-based compensation. Our measure of broadcast and digital operating income is similar to industry use of station operating income; however, it reflects our more diverse business and therefore is not completely analogous to “station operating income” or other similarly titled measures as used by other companies. Broadcast and digital operating income does not represent operating income or loss, or cash flow from operating activities, as those terms are defined under GAAP, and should not be considered as an alternative to those measurements as an indicator of our performance.
2“Adjusted EBITDA": Adjusted EBITDA consists of net (loss) income plus (1) depreciation and amortization, income taxes, interest expense, net income attributable to non-controlling interests, impairment of goodwill and intangible assets, stock-based compensation, (gain) loss on retirement of debt, employment agreement award and other compensation, corporate development costs, severance-related costs, investment income, loss from unconsolidated joint venture, loss from ceased non-core business initiatives less (2) other income, net and interest and investment income. Net (loss) income before interest income, interest expense, income taxes, depreciation and amortization is commonly referred to in our business as “EBITDA.” Adjusted EBITDA and EBITDA are not measures of financial performance under GAAP. We believe Adjusted EBITDA is often a useful measure of a company’s operating performance and is a significant measure used by our management to evaluate the operating performance of our business. Accordingly, based on the previous description of Adjusted EBITDA, we believe that it provides useful information about the operating performance of our business, apart from the expenses associated with our fixed assets and goodwill and intangible assets or capital structure. Adjusted EBITDA is frequently used as one of the measures for comparing businesses in the broadcasting industry, although our measure of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including, but not limited to the fact that our definition includes the results of all four of our operating segments (Radio Broadcasting, Reach Media, Digital, and Cable Television). Business activities unrelated to these four segments are included in an “all other” category which the Company refers to as “All other - corporate/eliminations”. Adjusted EBITDA and EBITDA do not purport to represent operating income or cash flow from operating activities, as those terms are defined under GAAP, and should not be considered as alternatives to those measurements as an indicator of our performance.
3For the three months ended December 31, 2024 and 2023, Urban One had 45,659,589 and 47,804,932 shares of common stock outstanding on a weighted average basis (basic), respectively. For the year ended December 31, 2024 and 2023, Urban One had 47,402,869 and 47,645,678 shares of common stock outstanding on a weighted average basis (basic), respectively.
4For the three months ended December 31, 2024 and 2023, Urban One had 45,659,589 and 47,804,932 shares of common stock outstanding on a weighted average basis (fully diluted for outstanding stock awards), respectively. For the year ended December 31, 2024 and 2023, Urban One had 47,402,869 and 50,243,810 shares of common stock outstanding on a weighted average basis (fully diluted for outstanding stock awards), respectively.